SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 4, 1996


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)



            1-10699                              22-2405746
   (Commission File Number)             (IRS Employer Identification No.)


               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of principal executive offices)



                                 (201) 236-2630
              (Registrant's telephone number, including area code)



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Item 5.  Other Events


        This Current Report on Form 8-K reproduces the following documents (without exhibits) initially filed with the Commission by Westport Bancorp, Inc. ("Westport"), an entity which HUBCO has agreed to acquire:

 (1) Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 1995.

 (2)    Quarterly Report on Form 10-Q for the quarter ended March 31, 1996.

 (3)    Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

 (4)    Current Report on Form 8-K filed with the Commission on July 3, 1996.



Item 7.  Exhibits

99 (1) Westport's Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 1995.

99 (2) Westport's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996.

99 (3) Westport's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

99 (4) Westport's Current Report on Form 8-K filed with the Commission on July 3, 1996.

                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             HUBCO, INC.



Dated: November 4, 1996                 By:  /S/ D. LYNN VAN BORKULO-NUZZO
                                             ------------------------------
                                             D. Lynn Van Borkulo-Nuzzo,
                                             Executive Vice President

                          INDEX TO EXHIBITS

EXHIBIT   DESCRIPTION
  NO.
--------------------------------------------------------------------------------

99 (1) Westport's Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 1995.

99 (2) Westport's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996.

99 (3) Westport's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

99 (4) Westport's Current Report on Form 8-K filed with the Commission on July 3, 1996.